Net income (loss) per common share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share Text Block

Note 34 – Net income (loss) per common share

The following table sets forth the computation of net income (loss) per common share (“EPS”), basic and diluted, for the years ended December 31, 2012, 2011 and 2010:

(In thousands, except per share information)	2012	2011	2010
Net income	$245,275	$151,325	$137,401
Preferred stock dividends	(3,723)	(3,723)	(310)
Deemed dividend on preferred stock[1]	-	-	(191,667)
Net income (loss) applicable to common stock	$241,552	$147,602	$(54,576)
Average common shares outstanding	102,429,755	102,179,393	88,515,404
Average potential dilutive common shares	223,855	110,103	-
Average common shares outstanding - assuming dilution	102,653,610	102,289,496	88,515,404
Basic and dilutive EPS[2]	$2.35	$1.44	$(0.62)

[1] Non-cash beneficial conversion, resulting from the conversion of contingently convertible perpetual non-cumulative preferred stock into shares of the Corporation's common stock. The beneficial conversion was recorded as a deemed dividend to the preferred stockholders reducing retained earnings, with a corresponding offset to surplus (paid in capital), and thus did not affect total stockholders' equity or the book value of the common stock.

[2] All periods presented reflect the 1-for-10 reverse stock split effected on May 29, 2012.

Potential common shares consist of common stock issuable under the assumed exercise of stock options and restricted stock awards using the treasury stock method. This method assumes that the potential common shares are issued and the proceeds from exercise, in addition to the amount of compensation cost attributed to future services, are used to purchase common stock at the exercise date. The difference between the number of potential shares issued and the shares purchased is added as incremental shares to the actual number of shares outstanding to compute diluted earnings per share. Warrants, stock options, and restricted stock awards that result in lower potential shares issued than shares purchased under the treasury stock method are not included in the computation of dilutive earnings per share since their inclusion would have an antidilutive effect in earnings per common share.

For the year ended December 31, 2012, there were 165,342 weighted average antidilutive stock options outstanding (2011 – 209,288; 2010 – 247,142). Additionally, the Corporation has outstanding a warrant issued to the U.S. Treasury to purchase 2,093,284 shares of common stock, which have an antidilutive effect at December 31, 2012.